Exhibit 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report of PhotoAmigo, Inc. (the "Company") on Form 10-K (together with the two amendments hereto) for the period ended July 31, 2011 (the last amendment of which was filed this date) as filed with the Securities and Exchange Commission, (the "Report"), I, Robert Heckes, the Company’s Principal Executive Officer and Principal Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.

Dated: February 17, 2012	By:	/s/ Robert Heckes
Robert Heckes Chief Executive Officer (Principal Executive Officer)

Dated: February 17, 2012	By:	/s/ Robert Heckes
Robert Heckes Chief Financial Officer (Principal Financial Officer